                                EX-23.1 OTHER DOC



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated December 14, 2000 included in Stratus Services Group, Inc.'s Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this registration statement.



                                          /s/ AMPER, POLITIZNER AND MATTIA, P.A.
                                          Amper, Politizner and Mattia, P.A.

October 10, 2001